Advances from FHLB and Other Borrowings - Balances and Interest Rates on Other Borrowings (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Sep. 30, 2015
Other Borrowings:
Balance outstanding at end of period	$ 23,857	$ 14,169	$ 4,383
Average amount outstanding during the period	12,279	17,498
Maximum amount outstanding at any month end	$ 23,857	$ 24,770
Weighted average interest rate during the period	4.73%	4.96%
Weighted average interest rate at end of period	2.33%	4.96%